Exhibit 10.1

SUBSCRIPTION AGREEMENT

General Steel Holdings, Inc.

Jia Ming Center, Building B, 21FL

No. 27 Dong San Huan North Road

Chaoyang District, Beijing 10020 China

Gentlemen and Ladies:

The undersigned (the “Subscriber”) hereby subscribes for 5,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of General Steel Holdings, Inc., a Nevada corporation (the “Company”), at a cash Purchase Price per share of $1.50 for an aggregate purchase price of $7,500,000 (the “Purchase Price”). The Subscriber acknowledges that the $1.50 per share price represents a 23% premium to the volume-weighted average closing price at the end of each trading day of the Common Stock on the New York Stock Exchange for the period from March 5, 2014 through July 11, 2014.

1.    Subscription. Subject to the terms and conditions hereof, the Subscriber agrees to pay $7,500,000 (or the equivalent amount of Renminbi as determined using the exchange rate established by People’s Bank of China on the date of the payment) by check or wire transfer of immediately available funds to the Company’s subsidiary in China, General Steel Co., Ltd., as consideration for the Subscriber’s Shares. The Subscriber acknowledges and agrees that this subscription is irrevocable by the Subscriber but is subject to acceptance by the Company.

2.    Subscription Compliance. The Subscriber agrees that this subscription is subject to the following terms and conditions:

The Company shall have the right, in its sole discretion, to: (i) accept or reject this subscription; (ii) determine whether this Subscription Agreement has been properly completed by the Subscriber and (iii) determine whether the Subscriber has met all of the Company’s requirements for investment in the Shares. If the Company deems this subscription to be defective, deficient or otherwise non-compliant with the terms of this offering, the Subscriber’s funds will be returned promptly to the Subscriber without interest or deduction.

3.	Receipt of Information.

a.	The Subscriber and Subscriber’s purchaser representative, if any, have reviewed a copy of the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K. The Subscriber, either alone or together with Subscriber’s purchaser representative, if any, have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company. Since May 15, 2014, the date of filing of the Company’s most recent Quarterly Report on Form 10-Q, there has been no material adverse change in the business, properties, or results of operations of the Company.

1

b.	The Subscriber and Subscriber’s representative, if any, have had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Shares by the Company and to obtain any additional information Subscriber has requested which is necessary to verify the accuracy of the information furnished to the Subscriber concerning the Company and such offering.

4.     Representations of Subscriber. In connection with the purchase of the Shares, the Subscriber hereby represents and warrants to the Company as follows:

a.	The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

b.	The Shares are being purchased for the Subscriber’s own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for a resale in connection with, any distribution of the Shares or any portion thereof, nor is the undersigned aware of the existence of any distribution of the Company’s securities. Furthermore, the undersigned has no present intention of dividing such Shares with others or reselling or otherwise disposing of any portion of such Shares, either currently or after the passage of a fixed or predeterminable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

c.	The Subscriber has no need for liquidity with respect to his purchase of the Shares and is able to bear the economic risk of an investment in the Shares for an indefinite period of time and is further able to afford a complete loss of such investment.

d.	The Subscriber represents that his financial commitment to all investments (including his investment in the Company) is reasonable relative to his net worth and liquid net worth.

e.	The Subscriber recognizes that the Shares will be sold to the Subscriber without registration under any United States federal or other law relating to the registration of securities for sale.

f.	The Subscriber is aware that any resale of the Shares cannot be made except in accordance with the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

g.	The Subscriber represents and warrants that all offers and sales of the Shares shall be made pursuant to an exemption from registration under the Securities Act or pursuant to registration under the Securities Act, and the Subscriber will not engage in any hedging or short selling transactions with regard to the Shares.

2

h.	The Subscriber is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon an independent examination and judgment as to the prospects of the Company.

i.	The Subscriber understands that the Company has incurred expenses and has sustained losses. Consequently, its operations are subject to inherent risks. The Subscriber appreciates and understands the risks involved with investing in a Company and has read and understands the risk factors and other information set forth in the Company’s Annual Report on Form 10-K, filed on March 27, 2014. This report and any future filings made with the SEC under Section 15(d) of the Securities Exchange Act of 1934, as amended (“Securities Act”), can be obtained by visiting the Securities and Exchange Commission’s website at http://www.sec.gov. The Subscriber agrees that it is not relying on any other written information which may have been provided by the Company.

j.	The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

k.	The Company, by and through itself and/or legal counsel, has made no representations or warranties as to the suitability of the Subscriber’s investment in the Company, the length of time the undersigned will be required to own the Shares, or the profit to be realized, if any, as a result of investment in the Company. Neither the Company nor its counsel has made an independent investigation on behalf of the Subscriber, nor has the Company, by and through itself and counsel, acted in any advisory capacity to the Subscriber.

l.	The Company, by and through itself and/or legal counsel, has made no representations or warranties that the past performance or experience on the part of the Company, or any partner or affiliate, their partners, salesmen, associates, agents, or employees or of any other person, will in any way indicate the predicted results of the ownership of the Shares.

m.	The Company has made available for inspection by the undersigned, and his purchaser representative, if any, the books and records of the Company. Upon reasonable notice, such books and records will continue to be made available for inspection by investors upon reasonable notice during normal business hours at the principal place of business of the Company.

3

n.	The Shares were not offered to the Subscriber by means of publicly disseminated advertisement or sales literature, nor is the Subscriber aware of any offers made to other persons by such means.

o.	All information which the Subscriber has provided to the Company concerning the Subscriber is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material adverse change in such information prior to receiving notification that this subscription has been accepted, the undersigned will immediately provide the Company with such information.

5.     Agreements of Subscriber. The Subscriber agrees as follows:

a.	The sale of the Shares by the Company has not been recommended by any United States federal or other securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or of any of the Company’s filings with the Securities and Exchange Commission.

b.	The Shares will not be offered for sale, sold, or transferred other than pursuant to: (i) an effective registration under the Securities Act or in a transaction otherwise in compliance with the Securities Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

c.	The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration, and the information necessary to permit routine sales of securities of the Company under Rule 144 of the Securities Act may not be available when you desire to resell them pursuant to Rule 144 of the Securities Act. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares. The Company is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended.

d.	The Company may, if it so desires, refuse to permit the transfer of the Shares unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the Securities Act or the applicable securities laws of any other jurisdiction.

e.	A legend indicating that the Shares have not been registered under such securities laws and referring to the restrictions and transferability of the Shares may be placed on the certificates or instruments delivered to the Subscriber or any substitutes thereof and any transfer agent of the Company may be instructed to require compliance therewith.

4

6. Closing. The Subscriber understands and agrees that the Company intends to issue the Shares upon: i) receipt by the Company (or General Steel Co., Ltd. with respect to the Purchase Price) of this Subscription Agreement, including the Confidential Prospective Purchaser Questionnaire, together with the Purchase Price and certain other documents to be delivered to the Company by Subscriber; ii) obtaining approval from the Company’s board of directors of the transactions contemplated hereby; and iii) obtaining approval from the Company’s stockholders of the transactions contemplated hereby, if required, including pursuant to applicable rules of the New York Stock Exchange. The Subscriber further understands that there may be conditions to closing this subscription which if not met may result in the return of this subscription hereunder.

7. Indemnification of the Company. The undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and hereby agrees to indemnify and hold harmless, the Company, its respective agents, directors, officers, employees and affiliates from and against any and all damages, losses, costs and expenses (including attorneys’ fees) which they or any of them may incur by reason of the failure of the Subscriber to fulfill any of the terms of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

8. Subscription Not Revocable. The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement shall survive the dissolution, death or disability of the undersigned.

9. Restrictions on Transferability. The undersigned understands and agrees that the Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

10. Governing Law; Jurisdiction; Jury Trial. This Subscription Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the laws of such state which shall govern the rights of parties without regard to conflict of laws principles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5

11.	Miscellaneous.

a.	Entire Agreement. This Agreement (i) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, and (ii) is for the benefit only of the parties hereto and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto.

b.	Amendments and Waivers. This Agreement may not be modified or amended except by a written instrument signed by authorized representatives of all parties affected by such modification or amendment and referring specifically to this Agreement. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach of the same or similar nature.

c.	Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto, but no party shall have either the right or the power to assign or delegate any rights or obligations hereunder without the prior written consent of all of the other parties.

d.	Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

e.	Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

6

GENERAL STEEL HOLDINGS, INC.
SIGNATURE PAGE TO
QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT

Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will contact the Company immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly sent the Company written confirmation of such change.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire and Subscription Agreement on the date set forth below.

Dated: July 14, 2014	/s/ Zuosheng Yu
Zuosheng Yu

APPROVED THIS 14th DAY OF JULY, 2014

GENERAL STEEL HOLDINGS, INC.

By:	/s/ John Chen
Name: John Chen
Title: Chief Financial Officer